As filed with the Securities and Exchange Commission on April 20, 2000

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only
[X]	Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIENHANCED FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:
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MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

May 24, 2000

TO THE STOCKHOLDERS OF MUNIENHANCED FUND, INC.:

Notice is hereby given that the 2000 Annual Meeting of Stockholders (the “Meeting”) of MuniEnhanced Fund, Inc. (the “Fund”) will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 24, 2000 at 9:00 a.m. for the following purposes:

(1)	To elect a Board of Directors to serve for the ensuing year;

(2)	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 29, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 10, 2000, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors

ALICE A. PELLEGRINO Secretary

Plainsboro, New Jersey Dated: April 20, 2000

PROXY STATEMENT

MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

May 24, 2000

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniEnhanced Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Merrill Lynch Asset Management, L.P. (“MLAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 24, 2000, at 9:00 a.m. The approximate mailing date of this Proxy Statement is April 24, 2000.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 29, 2000, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 29,369,874 shares of common stock, par value $.10 per share (“Common Stock”), and 6,000 shares of auction market preferred stock, par value $.025 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (“AMPS”). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1)	All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

(2)	All such proxies of the holders of Common Stock and AMPS, voting together as a single class, in favor of the five (5) persons designated as Directors to be elected by holders of Common Stock and AMPS.

The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

Certain information concerning the nominees, including their designated classes, is set forth as follows:

To Be Elected by Holders of AMPS, Voting Separately as a Class:

				Shares Beneficially Owned at the Record Date

		Principal Occupations
Name and Address of Nominee	Age	During Past Five Years and Public Directorships(1)	Director Since	Common Stock	AMPS
Herbert I. London(1)(2) 2 Washington Square Village New York, New York 10012	61	John M. Olin Professor of	1989	0	0
		Humanities, New York University since 1993 and Professor since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP from 1996 to 1997.

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				Shares Beneficially Owned at the Record Date

		Principal Occupations
Name and Address of Nominee	Age	During Past Five Years and Public Directorships(1)	Director Since	Common Stock	AMPS
André F. Perold(1)(2) Morgan Hall Soldiers Field Boston, Massachusetts 02163	48	Professor, Harvard Business	1989	0	0
School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com
		since 2000.

To be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class:

				Shares Beneficially Owned at the Record Date

		Principal Occupations
Name and Address of Nominee	Age	During Past Five Years and Public Directorships(1)	Director Since	Common Stock	AMPS
James H. Bodurtha(1)(2) 36 Popponesset Road Cotuit, Massachusetts 02635	56	Director and Executive Vice	1995	0	0
President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders
& Dempsey from 1980
		to 1993.

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				Shares Beneficially Owned at the Record Date

		Principal Occupations
Name and Address of Nominee	Age	During Past Five Years and Public Directorships(1)	Director Since	Common Stock	AMPS
Terry K. Glenn(1)* P.O. Box 9011 Princeton, New Jersey 08543-9011	59	Executive Vice President of	1999	0	0
		MLAM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Joseph L. May(1)(2) 424 Church Street Suite 2000 Nashville, Tennessee 37219	70	Attorney in private practice	1989	1,000	0
since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

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				Shares Beneficially Owned at the Record Date

		Principal Occupations
Name and Address of Nominee	Age	During Past Five Years and Public Directorships(1)	Director Since	Common Stock	AMPS
Roberta Cooper Ramo(1)(2)** P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87103	57	Shareholder, Modrall, Sperling,	1999	0	0
		Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.

Arthur Zeikel(1)* 300 Woodland Avenue Westfield, New Jersey 07090	67	Chairman of FAM and	1989	0	0
MLAM from 1997 to 1999; President of FAM and MLAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See “Compensation of Directors.”
(2)	Member of the Audit Committee of the Board.
*	Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.
**	On December 15, 1999 the Board of Directors elected Ms. Ramo as a Director of the Fund.

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Committee and Board of Directors’ Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as non-interested Directors. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

During the fiscal year ended January 31, 2000, the Board of Directors held six meetings and the Audit Committee held four meetings. Each of the Directors then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers, directors and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) Alice A. Pellegrino inadvertently made a late Form 3 filing reporting her election as Secretary of the Fund and (ii) Philip M. Mandel, who retired as Secretary of the Fund on April 30, 1999, inadvertently made a late Form 4 filing.

Interested Persons. The Fund considers Messrs. Zeikel and Glenn to be “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

Compensation of Directors. The Fund pays fees to each non-interested Director for service to the Fund. Each non-interested Director receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM, the Fund's investment adviser or its affiliates (“Affiliate-advised funds”). The portion of the annual retainer allocated to each Affiliate-advised fund is determined quarterly based on the relative net assets of each fund. As of the date of this Proxy Statement, this annual retainer applies to 43 Affiliate-advised funds (except that for Ms. Ramo it applies to 23 Affiliate-advised funds). In addition, each non-interested Director receives a fee per in-person Board meeting attended and per-in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $60,000 for all Affiliate-advised funds for which that Director serves and are allocated equally among those funds. The Fund also reimburses the non-interested Directors for actual out-of-pocket expenses relating to attendance at meetings. The Audit Committee consists of all of the non-interested Directors of the Fund.

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The following table shows the compensation earned by the non-interested Directors for the Fund's fiscal year ended January 31, 2000 and the aggregate compensation paid to them from all Affiliated-advised funds for the calendar year ended December 31, 1999.

Name of Director	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other Affiliate-Advised Funds Paid to Directors
James H. Bodurtha	$9,000	None	$133,500
Herbert I. London	$9,000	None	$133,500
Joseph L. May	$9,000	None	$133,500
André F. Perold	$9,000	None	$133,250
Roberta Cooper Ramo(2)	$2,722	None	$0

(1)	The Directors serve on the boards of Affilate-advised funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 43 portfolios); Mr. London (29 registered investment companies consisting of 43 portfolios); Mr. May (29 registered investment companies consisting of 43 portfolios); Mr. Perold (29 registered investment companies consisting of 43 portfolios); and Ms. Ramo (23 registered investment companies consisting of 19 portfolios).
(2)	Ms.Ramo joined the Board of Directors on December 15, 1999.

Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following table sets forth information concerning each of these officers:

Name and Biography	Age	Office	Officer Since
Terry K. Glenn	59	President	1989*
Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of PFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

Vincent R. Giordano	55	Senior Vice	1989
Senior Vice President of FAM and MLAM since 1984; Portfolio Manager of FAM and MLAM since 1977; Senior Vice President of Princeton Services since 1993.		President

Kenneth A. Jacob	49	Vice President	1989
First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997; Vice President of FAM since 1984.

Donald C. Burke	39	Vice President	1993
Senior Vice President and Treasurer of MLAM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.		Treasurer	1999

Michael Kalinoski	29	Vice President	1999
Vice President and Portfolio Manager of MLAM since 1999; Head Municipal Bond Trader with Strong Funds from 1996 to 1999 and a member of the municipal bond investment team of Strong Funds from 1993 to 1996.

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Name and Biography	Age	Office	Officer Since
Alice A. Pellegrino	40	Secretary	1999
Vice President of MLAM since 1999; Attorney with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP (“D&T”), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as an investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

LEGAL PROCEEDINGS

On June 21, 1996, a putative class action titled Green v. Fund Asset Management, L.P. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including the Fund) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund’s net assets for the

8

purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants’ interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

On September 17, 1997, defendants moved to dismiss plaintiffs’ complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants’ motion in substantial part and dismissed plaintiffs’ claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs’ claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint. The Court subsequently granted defendants’ motion to dismiss plaintiffs’ state law claims for breach of fiduciary duty and deceit, holding that Section 36(b) preempted these state law claims. Plaintiffs have appealed this decision and the Third Circuit has agreed to hear the appeal. Discovery in the case is ongoing.

The defendants believe that plaintiffs’ allegations are without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including the Fund) for any liabilities or expenses that they may incur in connection with this litigation.

ADDITIONAL INFORMATION

The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund’s securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees and “FOR” the ratification of D&T as independent auditors.

With respect to Item 1, “Election of Directors,” holders of AMPS, voting separately as a class, are entitled to elect the two Directors to be elected by holders of AMPS and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock

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and AMPS represented at the Meeting and entitled to vote, voting together as a single class. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

With respect to Item 2, “Ratification of the Selection of Independent Auditors,” assuming a quorum is present, approval will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

Address Of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended January 31, 2000 to any stockholder upon request. Such requests should be directed to MuniEnhanced Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary or to 1-800-456-4587 ext. 123.

Stockholder Proposals

It is currently intended that the 2001 Annual Meeting of Stockholders of the Fund will be held in May, 2001. If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by December 22, 2000.

By Order of the Board of Directors ALICE A. PELLEGRINO Secretary

Dated: April 20, 2000

10

COMMON STOCK

MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on March 29, 2000 at the annual meeting of stockholders of the Fund to be held on May 24, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joseph L. May, Roberta Cooper Ramo and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIENHANCED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on March 29, 2000 at the annual meeting of stockholders of the Fund to be held on May 24, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, André F. Perold, Roberta Cooper Ramo and Arthur Zeikel

2.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR | |	AGAINST | |	ABSTAIN | |

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2000

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.